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                                                                   EXHIBIT 10.6


                           WAIVER AND CONSENT LETTER

                              As of June 25, 1996


Metrocall, Inc.
6677 Richmond Highway
Alexandria, Virginia  22306

Attn:  Vincent D. Kelly

         Re: Loan Agreement dated as of August 31, 1994 (as the same is amended or restated from time to time, the "Loan Agreement") among Metrocall, Inc. (the "Borrower"), The Toronto-Dominion Bank, PNC Bank, National Association, The Bank of New York, First Union National Bank of North Carolina, Fleet National Bank, The First National Bank of Boston, Union Bank of California, N.A., Fleet Bank, N.A. (formerly known as NatWest Bank N.A.), The Riggs National Bank of Washington, D.C., Royal Bank of Canada and IBJ Schroder Bank & Trust Company (collectively, the "Banks"), and Toronto Dominion (Texas), Inc. as administrative agent for the Banks (the "Administrative Agent")

Ladies and Gentlemen:

         This letter, when accepted by you, will reflect our agreement with respect to certain matters arising in respect of the Loan Agreement by virtue of certain acquisitions and investments proposed to be made by the Borrower.

         1.      Waivers of Financial Covenants.

         By signing this Waiver and Consent Letter in the spaces provided below, and notwithstanding anything contained in the Loan Agreement which may be construed to the contrary, but subject to the terms and conditions hereof, the Administrative Agent and the Banks hereby waive compliance by the Borrower with the following financial covenants until September 21, 1996:

         (a) The Administrative Agent and the Banks hereby waive compliance with Section 7.8 of the Loan Agreement, Leverage Ratio, provided that (i) as of the end of the calendar quarter ending June 30, 1996, and (ii) at the time of any Advance under the Loan Agreement (after giving effect thereto), the ratio of (x) the aggregate amount of Indebtedness for Money Borrowed (other than Subordinated Debt) of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP to (y) Annualized Operating Cash Flow for the fiscal quarter being tested or for the most recently completed fiscal quarter for which financial
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As of June 25, 1996
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statements are required to have been delivered pursuant to Section 6.1 of the
Loan Agreement, as the case may be, does not exceed 2.5:1.

         (b) The Administrative Agent and the Banks hereby waive compliance with Section 7.9 of the Loan Agreement, Annualized Operating Cash Flow to Pro Forma Debt Service, provided that (i) as of the end of the calendar quarter ending June 30, 1996, and (ii) at the time of any Advance under the Loan Agreement (after giving effect thereto), the ratio which would otherwise be calculated under such Section exceeds 1.25:1.

         (c) The Administrative Agent and the Banks hereby waive compliance with Section 7.11 of the Loan Agreement, Operating Cash Flow to Interest Expense, provided that (i) as of the end of the calendar quarter ending June 30, 1996, and (ii) at the time of any Advance under the Loan Agreement (after giving effect thereto), the ratio of which would otherwise be calculated under such Section exceeds 1.5:1.

         2.      Consents and Waivers Relating to Proposed Acquisitions.
         In addition, and notwithstanding anything contained in the Loan Agreement which may be construed to the contrary, including, without limitation, the first two sentences of Section 4.1(n), Compliance with Regulations G, T, U and X, Section 5.10, Use of Proceeds, and Section 7.6, Investments and Acquisitions of the Loan Agreement, but subject to the terms and conditions hereof, the Administrative Agent and the Banks hereby consent to the following transactions:

         (a) the acquisition by the Borrower of O.R. Estman, Inc. d/b/a Satellite Paging (New York) for a Net Purchase Price not to exceed $30,000,000 and Parkway Paging, Inc. (Texas) for a Net Purchase Price not to exceed $30,000,000, provided that, in each such case, (i) no Default then exists or would be caused thereby, and (ii) the Borrower has provided to the Administrative Agent and the Banks a compliance certificate specifically demonstrating the Borrower's pro forma compliance with Sections 7.8, 7.9, 7.10 and 7.11 of the Loan Agreement after giving effect to the waivers contained herein and after giving effect to the proposed Acquisition, as well as all documentation with respect to such Acquisition prescribed by the terms of
Section 5.13 of the Loan Agreement; and

         (b) the acquisition by the Borrower of up to 40% of the shares of the capital stock of A+ Network, Inc. ("A+ Shares") and options to acquire an additional 11% of such A+ Shares for a Net Purchase Price not to exceed $92,000,000 with a combination of cash on hand and proceeds
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Metrocall, Inc.
As of June 25, 1996
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of the Loans, after which acquisition the amount available for investments under Section 7.6(c) of the Loan Agreement shall be deemed to be $100,000,000 minus such Net Purchase Price.

         Notwithstanding anything contained in the Loan Agreement or any other Loan Document which may be construed to the contrary, but subject to the terms and conditions hereof, the Administrative Agent and the Banks hereby relinquish, release, disclaim and waive any requirement for the granting of, any Lien on A+ Shares now owned or hereafter acquired by the Borrower or any of its Subsidiaries as security for the Obligations to the extent that the A+ Shares constitute "margin stock" as such term is defined under Regulations G and U of the Board of Governors of the Federal Reserve System, as in effect from time to time ("Regulations G and U"). The Borrower hereby confirms, acknowledges and agrees, however, that the provisions of Section 7.2, Limitation on Liens, shall remain in effect and unchanged with respect to all assets of the Borrower and its Subsidiaries, including, without limitation, A+ Shares.

         The consents and waivers granted herein are subject to receipt by the Administrative Agent of (i) a duly executed Federal Reserve Form U-1 or G-3 for each Bank; (ii) an opinion of counsel to the Borrower and its Subsidiaries addressed to the Administrative Agent and the Banks, which the Borrower hereby directs such counsel to provide to the Administrative Agent and the Banks; and
(iii) all other documentation which may be reasonably requested by the Administrative Agent or any of the Banks with respect hereto or the transactions contemplated hereby; all of which shall be in form and substance satisfactory to the Administrative Agent.

         No waiver by the Administrative Agent and the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth above, and the Administrative Agent and the Banks expressly reserve the right to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in all other respects. The waivers granted herein shall not constitute a modification of the Loan Agreement or a course of dealing by the Administrative Agent and the Banks at variance with the Loan Agreement such as to require further notice by the Administrative Agent or the Banks of their intent to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

         In requesting this Waiver and Consent Letter, the Borrower represents and warrants that each representation and warranty set forth in Article 4 of the Loan Agreement is true and correct as of the date hereof, except with respect to the statement contained in Section 4.1(n) of the Loan Agreement, Compliance with Regulations G, T, U and X, to the effect that no proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying "margin stock" under the terms of Regulations G and U, which representation and warranty is hereby
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As of June 25, 1996
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waived by the Administrative Agent and the Banks solely with respect to the acquisition of the A+ Shares contemplated herein. However, the Borrower represents and warrants, and at the time of each Advance of the Loans hereafter (after giving effect to the application of the proceeds of such Advance) will be deemed to have represented and warranted, that not more than twenty-five percent (25%) of the value (determined in accordance with Regulations G and U) of the assets which are subject to Section 7.2 of the Loan Agreement, Limitations on Liens, constitute "margin stock," as such term is defined in Regulations G and U.

         This Waiver and Consent Letter may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         Capitalized terms used in this Waiver and Consent Letter and not otherwise defined are used as defined in the Loan Agreement.

         This Waiver and Consent Letter shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed in the State of New York.

         Please acknowledge your acceptance of the terms and provisions set forth herein by signing where indicated below.



                                    Very truly yours,


ADMINISTRATIVE AGENT:               TORONTO DOMINION (TEXAS), INC., as
                                    Administrative Agent

                                    By:  /s/ Sophia D. Sgarbi
                                       -----------------------------------
                                             Name:   Sophia D. Sgarbi
                                                  ------------------------
                                             Title:  Vice President
                                                   -----------------------

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Metrocall, Inc.
As of June 25, 1996
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BANKS:                              THE TORONTO-DOMINION BANK

                                    By:      /s/ Sophia D. Sgarbi
                                       ----------------------------------------
                                             Name:   Sophia D. Sgarbi
                                                  -----------------------------
                                             Title:Mgr. Syndications & Credit
                                                   Admin
                                                   ----------------------------


                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:      /s/ Kelley L. Claypool
                                        ---------------------------------------
                                             Name:  Kelley L. Claypool
                                                  -----------------------------
                                             Title:   Banking Officer
                                                   ----------------------------


                                    THE BANK OF NEW YORK


                                    By:     /s/  Edward F. Ryan, Jr.
                                       ----------------------------------------
                                             Name:  Edward F. Ryan, Jr.
                                                  -----------------------------
                                             Title:  Senior Vice President
                                                   ----------------------------


                                    FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA


                                    By:     /s/  Stephen A. McKenna
                                       ----------------------------------------
                                             Name:    Stephen A. McKenna
                                                    ---------------------------
                                             Title:     Vice President
                                                   ----------------------------

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As of June 25, 1996
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                                    FLEET NATIONAL BANK


                                    By:     /s/ Paula H. Lang
                                       ----------------------------------------
                                             Name:  Paula H. Lang
                                                  -----------------------------
                                             Title:  Vice President
                                                   ----------------------------


                                    THE FIRST NATIONAL BANK OF BOSTON


                                    By:     /s/  Mary E. Meduski
                                       ----------------------------------------
                                             Name:  Mary E. Meduski
                                                  -----------------------------
                                             Title:  Director
                                                   ----------------------------


                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:     /s/  John C. Lee
                                       ----------------------------------------
                                             Name:   John C. Lee
                                                  -----------------------------
                                             Title:    Banking Officer
                                                   ----------------------------

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Metrocall, Inc.
As of June 25, 1996
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                                    FLEET BANK, N.A. (formerly known as NatWest
                                    Bank, N.A.)


                                    By:     /s/  Leonard Maddox
                                       ----------------------------------------
                                             Name:  Leonard Maddox
                                                  -----------------------------
                                             Title:  Senior Vice President
                                                   ----------------------------


                                    THE RIGGS NATIONAL BANK OF
                                    WASHINGTON, D.C.


                                    By:     /s/  Ana G. Tesblum
                                       ----------------------------------------
                                             Name:  Ana G. Tesblum
                                                  -----------------------------
                                             Title:   Vice President
                                                   ----------------------------


                                    ROYAL BANK OF CANADA


                                    By:     /s/  Thomas M. Byrne
                                       ----------------------------------------
                                             Name:  Thomas M. Byrne
                                                  -----------------------------
                                             Title:   Manager
                                                   ----------------------------


                                    IBJ SCHRODER BANK & TRUST COMPANY


                                    By:     /s/  Merily McLaughlin
                                       ----------------------------------------
                                             Name:  Merily McLaughlin
                                                  -----------------------------
                                             Title:  Vice President
                                                   ----------------------------

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Metrocall, Inc.
As of June 25, 1996
Page 8




Agreed to and accepted:

BORROWER:

METROCALL, INC.


By:     /s/  Vincent D. Kelly
   ------------------------------------------------
         Name:  Vincent D. Kelly
              -------------------------------------
         Its:  Chief Financial Officer,
             ---------------------------------------
                 Treasurer and Vice President